UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2009

Alliant Energy Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-9894	39-1380265
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4902 N. Biltmore Lane, Madison, Wisconsin 53718

(Address of principal executive offices, including zip code)

(608) 458-3311

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 30, 2009, Alliant Energy Corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. (collectively, the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $250 million aggregate principal amount of the Company’s 4.00 % Senior Notes due 2014 (the “Notes”), in a public offering (the “Offering”). The Offering is expected to close on October 2, 2009. The description of the Underwriting Agreement set forth above is qualified by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Notes will be issued under a Senior Note Indenture (the “Indenture”), dated as of September 30, 2009, between the Company and Wells Fargo Bank, National Association, as Trustee (the “Trustee”), pursuant to an Officer’s Certificate, dated as of September 30, 2009 (the “Certificate”). The Certificate provides, among other things, that the Notes will bear interest at a rate of 4.00% per year (payable on April 15 and October 15 of each year, beginning on April 15, 2010), and will mature on October 15, 2014. The Company may redeem the Notes at any time prior to maturity at a “make-whole” redemption price, plus accrued interest to the date of redemption. The Indenture contains customary events of default. If an event of default occurs and is continuing with respect to the Notes, then the Trustee or the holders of not less than 33% of the principal amount of the Notes may declare the Notes to be due and payable immediately. The description of the Indenture and the Certificate set forth above is qualified by reference to the Indenture and the Certificate filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01.	Other Events.

The Notes are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-162214) that the Company filed with the Securities and Exchange Commission (the “SEC”). The Company is filing certain exhibits as part of this Current Report on Form 8-K in connection with its filing with the SEC of a final prospectus supplement, dated September 30, 2009, and a prospectus, dated September 30, 2009, relating to the Offering. See “Item 9.01. Financial Statements and Exhibits.”

On September 30, 2009, the Company issued a press release announcing that it had priced the Offering. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(1.1)	Underwriting Agreement, dated September 30, 2009, among Alliant Energy Corporation and the underwriters named therein.

(4.1)	Senior Note Indenture, dated as of September 30, 2009, between Alliant Energy Corporation and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 4.28 to Alliant Energy Corporation’s Registration Statement on Form S-3 (Reg. No. 333-162214)).

(4.2)	Officer’s Certificate, dated September 30, 2009, creating the 4.00% Senior Notes due 2014 of Alliant Energy Corporation.

(5.1)	Opinion of Foley & Lardner LLP, dated September 30, 2009, with respect to the 4.00% Senior Notes due 2014 of Alliant Energy Corporation.

(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit (5.1) hereto).

(99.1)	Press release of Alliant Energy Corporation, dated September 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: September 30, 2009	By:	/S/ PATRICIA L. KAMPLING
Patricia L. Kampling Vice President - Chief Financial Officer and Treasurer

ALLIANT ENERGY CORPORATION

Exhibit Index to Current Report on Form 8-K

Dated September 30, 2009

Exhibit Number

(1.1)	Underwriting Agreement, dated September 30, 2009, among Alliant Energy Corporation and the underwriters named therein.

(4.1)	Senior Note Indenture, dated as of September 30, 2009, between Alliant Energy Corporation and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 4.28 to Alliant Energy Corporation’s Registration Statement on Form S-3 (Reg. No. 333-162214)).

(4.2)	Officer’s Certificate, dated September 30, 2009, creating the 4.00% Senior Notes due 2014 of Alliant Energy Corporation.

(5.1)	Opinion of Foley & Lardner LLP, dated September 30, 2009, with respect to the 4.00% Senior Notes due 2014 of Alliant Energy Corporation.

(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit (5.1) hereto).

(99.1)	Press release of Alliant Energy Corporation, dated September 30, 2009.